UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.)

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SusGlobal Energy Corp.
(Name of Registrant as Specified in Its Charter)

_______________________________________________________
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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SusGlobal Energy Corp.

200 Davenport Road Toronto, Ontario Canada M5R 1J2
Telephone: 416.223.8500
Facsimile: 416.223.8507

October 7, 2020

Dear Shareholders:

You are cordially invited to join us for our 2020 annual meeting of shareholders, which will be held on Thursday, November 26, 2020, at 11:00 a.m., EST, on the following virtual platform. Holders of record of our common stock as of September 30, 2020 are entitled to notice of and to vote at the 2020 annual meeting.

The Notice of Annual Meeting of Shareholders and the proxy statement describe the business to be conducted at the meeting. We also will report at the meeting on matters of current interest to our shareholders.

We hope you will be able to attend the virtual meeting. Please vote your shares promptly to ensure that they are represented at the meeting. You may submit your proxy vote by telephone or internet as described in the following materials or by completing and signing the enclosed proxy card and returning it in the envelope provided.

We look forward to your attendance at the virtual annual meeting.

Sincerely,

Marc M. Hazout
Executive Chairman, President and CEO

SusGlobal Energy Corp.

200 Davenport Road Toronto, Canada M5R 1J2
Telephone: 416.223.8500
Facsimile: 416.223.8507

October 7, 2020

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date and Time:	Thursday, November 26, 2020, at 11:00 a.m. EST

Virtual platform
Place:	URL: https://www.issuerdirect.com/virtual-event/snrg

Items of Business:	1.	The election of all five directors, each for a one-year term.

	2.	The selection of MNP, LLP as our independent auditor for the fiscal year ending December 31, 2020.

	3.	Any other business that may properly be considered at the meeting or any adjournment of the meeting.

Record Date:	You may vote at the meeting if you were a shareholder of record at the close of business on Wednesday, September 30, 2020.

Voting by Proxy:

You may vote your shares by telephone or internet by no later than 10:00 p.m. Eastern time on Wednesday, November 25, 2020 (as directed on the enclosed proxy card), or by completing, signing and promptly returning the enclosed proxy card by mail. We encourage you to vote by telephone or internet in order to reduce our mailing and handling expenses. If you choose to submit your proxy by mail, we have enclosed an envelope for your use, which is prepaid if mailed in the United States.

You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by telephone, internet or mail, or by voting in person at the meeting. Attending the meeting will not revoke your proxy unless you specifically request to revoke it.

By Order of the Board of Directors

Marc M. Hazout
Executive Chairman, President and CEO

PROXY STATEMENT
TABLE OF CONTENTS

PROXY STATEMENT
2020 ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON NOVEMBER 26, 2020

The Board of Directors of SusGlobal Energy Corp. is soliciting proxies for use at the annual meeting of shareholders to be held on November 26, 2020, and at any adjournment of the meeting. This proxy statement and the enclosed proxy card are first being mailed or given to shareholders on or about October 8, 2020.

QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING

What is the purpose of the meeting?

At our annual meeting, shareholders will act upon the matters outlined in the Notice of Annual Meeting of Shareholders. These matters include the election of directors, ratification of the selection of our independent auditor, and consideration of additional Board proposal. Also, management will, once the business of the annual meeting is concluded, respond to questions from shareholders.

Who is entitled to vote at the meeting?

The Board has set September 30, 2020 as the record date for the annual meeting. If you were a shareholder of record at the close of business on September 30, 2020, you are entitled to vote at the meeting.

As of September 30, 2020, 79,372,643 shares of our common stock were issued and outstanding. We do not anticipate issuing further shares as of September 30, 2020 (the record date) and, therefore, 79,372,643 shares will be eligible to vote at the meeting.

What are my voting rights?

Holders of our common stock are entitled to one vote per share. Therefore, a total of 79,372,643 votes are entitled to be cast at the meeting. There is no cumulative voting.

How many shares must be present to hold the meeting?

In accordance with our bylaws, shares equal to a majority of the voting power of our outstanding shares of the Company's common stock as of the record date must be present at the meeting in order to hold the meeting and conduct business. This is called a quorum. Your shares are counted as present at the meeting if:

•	you are present and vote at the meeting; or

•	you have properly submitted a proxy by mail.

How do I vote my shares?

If you are a shareholder of record as of the record date, you can give a proxy to be voted at the meeting in any of the following ways:

•	over the telephone by calling a toll-free number;

•	electronically, using the internet; or

•	by completing, signing and mailing the enclosed proxy card.

The telephone and internet voting procedures have been set up for your convenience. We encourage you to save corporate expense by submitting your vote by telephone or internet. The procedures have been designed to authenticate your identity, to allow you to give voting instructions, and to confirm that those instructions have been recorded properly. If you are a shareholder of record and you would like to submit your proxy by telephone or internet, please refer to the specific instructions provided on the enclosed proxy card. If you wish to submit your proxy by mail, please return your signed proxy card to us before the annual meeting.

If you hold your shares in "street name," you must vote your shares in the manner prescribed by your broker or other nominee. Your broker or other nominee has enclosed or otherwise provided a voting instruction card for you to use in directing the broker or nominee how to vote your shares, and telephone and internet voting is also encouraged for shareholders who hold their shares in street name.

What is a proxy?

It is your designation of another person to vote stock you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document also is called a proxy or a proxy card. When you designate a proxy, you also may direct the proxy how to vote your shares. We refer to this as your "proxy vote." Two executive officers, Marc Hazout and Ike Makrimichalos, have been designated by the Board as the proxies for our 2020 annual meeting of shareholders. As such, Messrs. Hazout and Makrimichalos will vote on your behalf if you grant us your proxy.

What is a proxy statement?

It is a document that we are required to give you, in accordance with regulations of the Securities and Exchange Commission, when we ask you to designate proxies to vote your shares of our common stock at a meeting of our shareholders. The proxy statement includes information regarding the matters to be acted upon at the meeting and certain other information required by regulations of the Securities and Exchange Commission.

What is the difference between a shareholder of record and a "street name" holder?

If your shares are registered directly in your name, you are considered the shareholder of record with respect to those shares.

If your shares are held in a stock brokerage account or by a bank, trust or other nominee, then the broker, bank, trust or other nominee is considered to be the shareholder of record with respect to those shares. However, you still are considered the beneficial owner of those shares, and your shares are said to be held in "street name." Street name holders generally cannot vote their shares directly and must instead instruct the broker, bank, trust or other nominee how to vote their shares using the voting instruction card provided by it.

What does it mean if I receive more than one proxy card?

If you receive more than one proxy card, it means that you hold shares registered in more than one account. To ensure that all of your shares are voted, sign and return each proxy card you receive.

Can I vote my shares in person at the meeting?

Due to the Covid-19 circumstances the meeting will be held virtually, if you are a shareholder of record, you may only vote your shares by submitting your proxy as described above, over the telephone by calling a toll-free number, electronically using the internet or by completing, signing and mailing the enclosed proxy card, so that your vote will be counted.

If you are a street name holder, you may vote your shares in person at the meeting only if you obtain a signed letter or other document from your broker, bank, trust or other nominee giving you the right to vote the shares at the meeting.

What vote is required for the election of directors or for a proposal to be approved?

Election of each director requires that the number of shares voted "FOR" a director nominee must exceed the number of votes cast "AGAINST" that nominee. The affirmative vote of a majority of the voting power of our common stock present and entitled to vote on the matter is required for the ratification of the selection of our independent auditor.

How are votes counted?

You may vote "FOR," "AGAINST" or "ABSTAIN" for each nominee for the Board of Directors and Proposals 2 and 3.

The Company does not utilize "cumulative" voting.

If you submit your proxy but abstain from voting on one or more matters, your shares will be counted as present at the meeting for the purpose of determining a quorum. Shares not present at the meeting and shares voting "ABSTAIN" have no effect on the election of directors and proposals 2 and 3. If you abstain from voting on the proposal ratifying the selection of our independent auditor or on the Board proposal, your abstention has the same effect as a vote against that proposal.

Additionally, if you hold your shares in street name and do not provide voting instructions to your broker or other nominee, your shares will be considered to be "broker non-votes" and will not be voted on any proposal on which your broker or other nominee does not have discretionary authority. Shares that constitute broker non-votes will be counted as present at the meeting for the purpose of determining a quorum but will not be considered entitled to vote on the proposal in question.

Brokers holding shares of record for customers generally are not entitled to vote on "non-routine" matters, unless they receive voting instructions from their customers. As used herein, "uninstructed shares" means shares held by a broker who has not received voting instructions from its customers on a proposal. The proposed ratification of MNP, LLP as the Company's independent auditor for the fiscal year ending December 31, 2020 is considered a "routine" matter. Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

Who will count the vote?

Representatives of Issuer Direct Corporation, our tabulation agent, will tabulate the votes and a Representative of Heritage U.S. Transfer Corp., our transfer agent will act as independent inspector of election.

How does the Board recommend that I vote?

You will vote on the following management proposals:

•	Election of five directors: Marc Hazout, Ryan Duffy, Vincent Ramoutar, Laurence Zeifman, Andrea Calla.

•	Ratification of the selection of MNP, LLP as our independent auditor for the fiscal year ending December 31, 2020.

The Board of Directors recommends that you vote FOR the election of each of the nominees to the Board of Directors, FOR the ratification of MNP, LLP as our independent auditor for the fiscal year ending December 31, 2020.

What if I do not specify how I want my shares voted?

If you submit a signed proxy and do not specify how you want to vote your shares, we will vote your shares:

•	FOR the election of all of the nominees for director;

•	FOR the ratification of the selection of MNP, LLP as our independent auditor for the fiscal year ending December 31, 2020;

Can I change my vote after submitting my proxy?

Yes. You may revoke your proxy and change your vote at any time before your proxy is voted at the annual meeting. If you are a shareholder of record, you may revoke your proxy and change your vote by submitting a later-dated proxy by mail. Attending the meeting will not revoke your proxy unless you specifically request to revoke it. To request an additional proxy card, or if you have any questions about the annual meeting or how to vote or revoke your proxy, you should write to Corporate Secretary, SusGlobal Energy Corp., 200 Davenport Road; Toronto, Ontario, Canada, M5R 1J2 or call (416) 223-8500.

How can I attend the meeting?

Due to the Covid-19 circumstances the meeting will be held virtually, if you are a shareholder of record, you may only vote your shares by submitting your proxy as described above, over the telephone by calling a toll-free number, electronically using the internet or by completing, signing and mailing the enclosed proxy card, so that your vote will be counted.

Please let us know whether you plan to attend the virtual meeting by marking the attendance box on the proxy card.

You may also send an e-mail to info@susglobalenergy.com with your first and last name and telephone number with your notice that you would like to attend the meeting.

Who pays for the cost of proxy preparation and solicitation?

We pay for the cost of proxy preparation and solicitation, including the reasonable charges and expenses of brokerage firms, banks or other nominees for forwarding proxy materials to street name holders.

We are soliciting proxies primarily by mail. In addition, our directors, officers and regular employees may solicit proxies by telephone, facsimile or personally. These individuals will receive no additional compensation for their services other than their regular salaries.

What are the deadlines for submitting shareholder proposals for the 2020 annual meeting?

In order for a shareholder proposal to be considered for inclusion in our proxy statement for the 2020 annual meeting, the written proposal must be received at our principal executive offices at SusGlobal Energy Corp., 200 Davenport Road, Toronto, Ontario, Canada, M5R 1J2, Attention: Corporate Secretary. The proposal must comply with Securities and Exchange Commission regulations regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

Our bylaws provide that a shareholder may nominate a director for election at the annual meeting or may present from the floor a proposal that is not included in the proxy statement if proper written notice is received by the Company. To be timely, a stockholder's notice shall be delivered to or mailed and received at the principal executive offices of the corporation not less than 45 days nor more than 90 days prior to the meeting; provided, however, that in the event that less than 55 days' notice or prior public disclosure of the date of the meeting is given or made to stockholders, notice by the stockholder to be timely must be so received not later than the close of business on the 10th day following the date on which such notice of the date of the meeting was mailed or such public disclosure was made. For the 2020 annual meeting, notices of director nominations and shareholder proposals to be made from the floor must be received on or before October 25, 2020. The notice must contain the specific information required by our bylaws. You may request a copy of our bylaws by contacting our Corporate Secretary, SusGlobal Energy Corp., 200 Davenport Road, Toronto, Ontario, Canada, M5R 1J2, telephone: (416) 223-8500. Shareholder proposals and director nominations for which notice is received by us after October 25, 2020, may not be presented in any manner at the 2020 annual meeting.

At the request of the board of directors, any person nominated by the board of directors for election as a director shall furnish to the Secretary that information required to be set forth in a stockholder's notice of nomination which pertains to the nominee.

How can I communicate with SusGlobal Energy's Board of Directors?

You or any other interested party may communicate with our Board of Directors by sending a letter addressed to our Board of Directors, non-management directors, Chairman of the Board or specified individual directors to:

SusGlobal Energy Corp.
200 Davenport Road
Toronto, Ontario, Canada, M5R 1J2

Any such letters will be delivered to an independent director or a specified director if so addressed. Letters relating to accounting matters will also be delivered to our Chief Financial Officer or Corporate Controller for handling in accordance with the Board's policy on investigation of complaints relating to accounting matters.

How can I elect to access proxy statements and annual reports electronically instead of receiving paper copies through the mail?

You can request electronic delivery if you are a shareholder of record or if you hold your shares in street name. In fact, we encourage you to request electronic delivery of these documents if you are comfortable with the electronic format because it saves us the expense of printing and mailing the materials to you and helps preserve environmental resources. You can choose this option by:

•	following the instructions provided on your proxy card or voter instruction form;

•	following the instructions provided when you vote over the internet; or

•	going to http://iproxydirect.com/snrg and following the instructions provided.

If you choose to view future proxy statements and annual reports over the internet, you will receive an e-mail message next year containing a link to the internet website where you can access our proxy statement and annual report. The e-mail also will include instructions for voting over the internet. You may revoke this request at any time by following the instructions at http://iproxydirect.com/snrg.

Your election to view proxy materials online is permanent unless you revoke it later.

Do you have plans to implement the new rules that allow companies to direct their shareholders to an on-line copy of the proxy materials, rather than sending them paper copies?

New rules now allow companies to choose to mail their shareholders a notice that their proxy materials can be accessed over the internet, instead of sending a paper copy of the proxy statement and annual report. Shareholders of companies who choose this delivery method can always request delivery of a paper copy of the proxy materials. We have decided not to adopt this new delivery method for this year's annual meeting materials. We are considering carefully how to realize the cost savings opportunity and environmental benefits of avoiding the printing and mailing of these documents to shareholders who do not request paper copies, while still maintaining a meaningful and convenient proxy process for our shareholders.

Important Notice Regarding the Availability of Proxy Materials for
the Shareholder Meeting to be Held on November 26, 2020:

Our proxy statement is available at www.susglobalenergy.com

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table shows the amount of our common stock beneficially owned as of September 30, 2020 by (i) each person or group as those terms are used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), believed by us to beneficially own more than 5% of our common stock, (ii) each of our directors, (iii) each of our executive officers, and (iv) all of our directors and executive officers as a group. Except as otherwise noted, each person named in the table has sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Name of Beneficial Owner

	Amount and Nature of Beneficial Ownership (1)	Percent of Common Stock Outstanding (2)
Marc Hazout	10,900,000	13.73
Ike Makrimichalos	500,000	0.63

Vincent Ramoutar	2,020,000	2.54

Laurence Zeifman	40,000	0.05
Ryan Duffy	327,261	0.41
Andrea Calla	20,000	0.03
All officers and directors as a group (6 persons)	13,807,261	17.39%

(1)    The address for our officers and directors is c/o of the Company at 200 Davenport Road, Toronto, Ontario, Canada M5R 1J2.

(2)    Percentage based on 79,372,643 shares of common stock issued and outstanding on September 30, 2020.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

On February 4, 2019 the Company filed our Form 8-A12G registering our class of Common Stock, and therefore our directors, executive officers, and any persons holding more than ten percent of our Common Stock are required to comply with Section 16 of the Exchange Act.

PROPOSAL 1

ELECTION OF DIRECTORS

At this annual Meeting five persons, comprising the entire membership of the Board of Directors, are to be elected. The Board is currently composed of five directors, Marc Hazout, Ryan Duffy, Vincent Ramoutar, Laurence Zeifman and Andrea Calla. The majority of the Board are independent, Mr. Hazout is not independent.

Mr. Hazout is not independent based on his employment as an executive officer of the Corporation. The Board has one class of members elected to serve one-year terms.

DIRECTOR NOMINEES

Marc M. Hazout, age 56, Founder Director, Executive Chairman, President and CEO.

Mr. Hazout has served as Executive Chairman and President of SusGlobal Energy since it was founded in 2014 and was appointed Chief Executive Officer on November 6, 2019. Since 2005, Mr. Hazout has also served as the Chief Executive Officer, President, principal financial and accounting officer and now continues as a director of Silver Dragon Resources Inc., a company engaged in the acquisition and exploration of silver and other mineral properties. Mr. Hazout has over 25 years of experience in public markets, finance and business operations. Over the past several years, Mr. Hazout has been involved in acquiring, restructuring and providing management services as both a director and an officer to several publicly traded companies. In 1998, Mr. Hazout founded and has been President and CEO of Travellers International Inc. ("Travellers"), a private equity firm headquartered in Toronto. Travellers has focused on building relationships in China with the objective of participating in that country's growth opportunities. Mr. Hazout attended York University in Toronto studying International Relations and Economics. Mr. Hazout speaks English, French and Hebrew.

Mr. Hazout serves on our Board of Directors because he possesses significant experience in securities and capital markets.

Ryan Duffy, age 48, Director

Mr. Duffy is the President and CEO of Blackstone Energy Services Inc. a Canadian firm that manages energy portfolios for a diverse range of companies across North America and the Caribbean. Blackstone is a leading provider of integrated custom energy management solutions that help large energy users manage their energy budget at risk, achieve efficiency improvements, implement renewable generation, and carbon offsetting. Prior to Blackstone Mr. Duffy worked with a number of Fortune 500 companies, including several in the energy space. Mr. Duffy is very active within the energy committee on Trans Canada's-Tolls Task Force, Union Gas'- Marketer Council, the IESO's - Information Technology Standing Committee, the Energy Services Association of Canada and the Canadian Manufactures and Exporters-Energy Committee. In addition, he is a member of the Canadian Healthcare Energy Society, the Association of Power Producers of Ontario, the Ontario Energy Association, SWITCH Ontario, and was a former board member of Rethink Sustainability Initiative. For his community involvement and corporate successes, Mr. Duffy was recently awarded the Ontario Sustainable Energy Association's SMARTpreneur of the Year Award.

Mr. Duffy serves on our Board of Directors due to his extensive technical and business experience.

Vincent Ramoutar, age 58, Director

Mr. Ramoutar is a seasoned executive and an inventor who has gained exposure in several high-tech businesses in an entrepreneurial startup environment. Having co-founded or worked in six startup companies. Vincent's specialties include raising capital for startups, corporate strategy, marketing, and business development. Mr. Ramoutar has been involved in several energy and resources companies as an adviser since 2007. Mr. Ramoutar is presently involved with several projects focused on personal eIDentities, multi-currency contactless payments and blockchain.  Mr. Ramoutar obtained a Bachelor of Science degree in computer science from New York Institute of Technology (magna cum laude), New York and is a patent holder on secure wireless communication for digital credentials.

Mr. Ramoutar serves on our Board of Directors because he possesses significant experience in securities and capital markets and brings an extensive network of relationships in several technology markets.

Laurence W. Zeifman, age 59, Director

Mr. Zeifman is a partner of Zeifmans LLP, ranked Canada's eighteenth largest Chartered Professional Accounting ("CPA") firm with a total staff of about 150. For over twenty years, Mr. Zeifman served as managing partner, successfully steering its steady growth and emergence as a leading midsized firm, and continues to serve on the firm's management committee.

As well, he has serviced the auditing, accounting and/or consulting needs of a clientele of medium-sized public and private companies, including those in the financial services and health care sectors, being instrumental in the growth of his clients, and assisting them in managing their growth. Mr. Zeifman has also played a key role in Zeifmans' quality control regime, maintaining compliance with the rules of professional conduct of CPA Ontario and the professional standards of CPA Canada. Mr. Zeifman is Zeifmans' contact partner to Nexia International, Chair of Nexia Canada and a member of Nexia International's Marketing and Business Development Committee. Nexia is an international network of accounting firms, and one of the ten largest accounting organizations in the world. Mr. Zeifman also serves as a director and chair of the audit committee of one of Canada's premier professional sports teams.

Mr. Zeifman serves as Chairman of the Audit Committee, due to his extensive technical and business experience.

Andrea Calla, age 68, Director

Mr. Calla is President & CEO of the Calla Group and an accomplished professional with over 40 years of experience in business, more recently a senior executive for ten years with award winning Tridel Group, one of Canada's largest high-rise community builders.  He was involved with dozens of large developments, including 10 York St. a 65-storey tower, Hullmark Centre, a twin tower $500 million mixed use complex. He was actively involved in all Tridel's divisions, including Delmaor and Declare, retirement & long-term care chain, & Del Property, which manages over 75 thousand condos in Toronto.

Mr. Calla is a highly entrepreneurial business strategist, raising capital, securing strategic & joint-venture partnerships from his extensive network of businesses locally & Internationally. Mr. Calla has held key leadership & entrepreneurial roles driving innovative, practical & effective change to improve quality of life through various company start-ups across diverse industry sectors, some include:- Mr. Calla assisted in the growth & success of Beretta Farms, a large organic meat producer, eventually purchased by Eric Sprott's One Earth Farms, he is Chairman of Deep Geo Inc., a global nuclear waste management company, on Advisory Board of Ioticiti Networks, in AI & Internet of Things space, Co-Founder of Twin Hills Resources, technology reducing viscosity of bitumen oil & eliminating diluent, a Founding member of Novator, a pioneer in e-commerce and AI, helped make it the 14th fastest growing company in Canada, reported by Profit 100 magazine, Co-Founder of Nordicon, a design-build company, projects in Canada, US & Mid-East, a Founding Director of 350 Capital, a "clean-tech" investment company, Chairman & Co-Founder of Hong Kong based Trans-Asia Investment Partners, on Board of SEL Global, an innovative Mobile Shopping Solutions Software & Advertising company, Managing Partner at Callian Capital Group, a globally active Toronto based investment & capital management firm, on Advisory Board of Magnovate, innovative magnetic levitation high-speed rail systems, on Advisory Board of Dorsay Developments, creators of a new 1,300-acre master-planned community for 60,000 residents & 28 million sq. ft. of commercial space in the GTA. Co-Founder of Fusion Sailboats, designed, manufactured & distributed the F15, winner of Sailing World's 2003 "International Boat of the Year" Mr. Calla was on the Canadian Sailing Team that won a World Championship, Mr. Calla donates his time to eight not-for-profit Boards, some include - Chairman of Strategic Regional Research Alliance (creators of Smart Track), President of the Association of Ontario Land Economists, Mayor Bonnie Crombie appointed him Chairman of Mississauga Affordable Housing Program, Chairman of Canadian Urban Institute, Founding Chairman of Easter Seals Regatta for handicapped children - now in its 30th year.

Mr. Calla serves on our Board of Directors due to his leadership, extensive technical and entrepreneurial business experience.

Each of the nominees has agreed to serve as a director if elected. If, for any reason, any nominee becomes unable to serve before the election, the persons named as proxies will vote your shares for a substitute nominee selected by the Board of Directors.

The election of each nominee requires that the number of votes cast "FOR" the nominee's election exceed the votes cast "AGAINST" that nominee's election.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ELECTION OF THE FIVE NOMINATED
DIRECTORS. PROXIES WILL BE VOTED FOR THE ELECTION OF THE FIVE COMPANY NOMINEES
UNLESS OTHERWISE SPECIFIED.

CORPORATE GOVERNANCE

Our Board of Directors and management are dedicated to exemplary corporate governance. Good corporate governance is vital to the continued success of SusGlobal Energy Corp. Our Board of Directors has adopted the SusGlobal Energy Corp. Code of Business Conduct and Ethics to provide a corporate governance framework for our directors and management to effectively pursue SusGlobal Energy Corp.'s objectives for the benefit of our shareholders. The Board annually reviews and updates these guidelines and the charters of the Board committees in response to evolving "best practices" and the results of annual Board and committee evaluations. Our Code of Business Conduct and Ethics can be found at www.susglobalenergy.com by clicking on Investors and then Corporate Governance. Shareholders may request a free printed copy of our Code of Business Conduct and Ethics from our investor relations department by contacting them at info@susglobalenergy.com or by calling (416) 223-8500.

Director Independence

Our Board of Directors has determined that four of our directors have no material relationship with SusGlobal Energy Corp. and are independent. Mr. Hazout is not independent because he is the Executive Chairman, President and Chief executive Officer of SusGlobal Energy Corp.

Our Board has adopted certain standards to assist it in assessing the independence of each of our directors. Absent other material relationships with SusGlobal Energy Corp., a director of SusGlobal Energy Corp. who otherwise meets the independence qualifications of the NASDAQ listing standards may be deemed "independent" by the Board of Directors after consideration of all of the relationships between SusGlobal Energy Corp., or any of our subsidiaries, and the director, or any of his or her immediate family members (as defined in the NASDAQ listing standards), or any entity with which the director or any of his or her immediate family members is affiliated by reason of being a partner, officer or a significant shareholder thereof.

In assessing the independence of our directors, our full Board carefully considered all of the business relationships between SusGlobal Energy Corp. and our directors or their affiliated companies. This review was based primarily on responses of the directors to questions regarding employment, business, familial, compensation and other relationships with SusGlobal Energy Corp. and our management.

Director Qualifications and Selection Process

Director Qualification Standards. SusGlobal Energy Corp. will only consider as candidates for director individuals who possess the highest personal and professional ethics, integrity and values, and who are committed to representing the long-term interests of our shareholders. In evaluating candidates for nomination as a director of SusGlobal Energy Corp., the Governance Committee will also consider other criteria, including current or recent experience as a chief executive officer of a public company or as a leader of another major complex organization; business and financial expertise; geography; experience as a director of a public company; gender and ethnic diversity on the Board; independence; and general criteria such as ethical standards, independent thought, practical wisdom and mature judgment. In addition, directors must be willing to devote sufficient time to carrying out their duties and responsibilities effectively, and should be committed to serving on the Board for an extended period of time. One or more of our directors must possess the education or experience required to qualify as an audit committee financial expert.

Director Nominee Selection Process. The selection process for director candidates includes the following steps: (1) identification of director candidates by the Governance Committee based upon suggestions from current directors and executives and recommendations received from shareholders; (2) possible engagement of a director search firm to provide names and biographies of director candidates for the Governance Committee's consideration; (3) interviews of candidates by the Governance Committee members; (4) reports to the Board by the Governance Committee on the selection process; (5) recommendations by the Governance Committee; and (6) formal nomination by the Board for inclusion in the slate of directors at the annual meeting. Director candidates recommended by shareholders are given the same consideration as candidates suggested by directors and executive officers. A shareholder seeking to recommend a prospective candidate for the Governance Committee's consideration should submit the candidate's name and sufficient written information about the candidate to permit a determination by the Governance Committee whether the candidate meets the director selection criteria set forth in our Nominating and Corporate Governance Committee Charter to the Corporate Secretary of SusGlobal Energy Corp. at the address listed in the Shareholder Q&A section of this proxy statement.

Majority Vote Standard for Election of Directors

Our Bylaws provide that in uncontested elections a nominee for director will be elected to the Board if the number of votes cast "FOR" the nominee's election exceeds the number of votes cast "AGAINST" that nominee's election. The vote standard for directors in a contested election is a plurality of the votes cast at the meeting.

Executive Sessions of the Board

Our non-employee directors meet in executive session at each regular meeting of the Board without the chief executive officer or any other member of management present, and the independent directors meet alone on an annual basis.

Director Policies

Policy Regarding Service on Other Boards. Our Board of Directors does not have a policy that restricts our directors from serving on the board of directors of other publicly traded companies unless the Board determines that such service will impair their service on the SusGlobal Energy Corp. Board or could represent a conflict of interest.

Policy Regarding Attendance at Annual Meetings. We encourage, but do not require, our Board members to attend the annual meeting of shareholders.

Family Relationships

There are no family relationships among our executive officers and directors.

Involvement in Certain Legal Proceedings

During the past ten years, none of our directors, executive officers, promoters, control persons, or nominees has been:

•

the subject of any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	convicted in a criminal proceeding or is subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•

subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction or any Federal or State authority, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

•	found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law.

•

the subject of, or a party to, any Federal or State judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of (a) any Federal or State securities or commodities law or regulation; (b) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (c) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•

the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self- regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C. 78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the Commodity Exchange Act (7 U.S.C. 1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

Director Meeting and Attendance

During 2019, our board held six meetings, and also took certain actions by unanimous written consent. No board member attended fewer than 75% of the total board meetings or of meetings held by all committees on which he served during 2019.

Code of Conduct and Ethics

Our Audit Committee has adopted and approved a Code of Conduct and Ethics (the "Code") to apply to all of our directors, officers and employees. The Code, which was ratified by the Board of Directors, is intended to promote ethical conduct and compliance with laws and regulations, to provide guidance with respect to the handling of ethical issues, to implement mechanisms to report unethical conduct, to foster a culture of honesty and accountability, to deter wrongdoing and to ensure fair and accurate financial reporting.

Committees of the Board of Directors

Audit Committee

The Audit Committee makes decisions regarding our audit, the appointment of auditors, and the inclusion of financial statements in our periodic reports.

The Audit Committee consists of Messrs. Zeifman, Duffy, and Ramoutar with Mr. Zeifman serving as Chairman. The Audit Committee is governed by a charter. During the fiscal year ended December 31, 2019, the Audit Committee held four meetings. All incumbent directors serving on the Audit Committee attended, either in person or via telephone, at least 75% of all meetings of the Audit Committee that were held in the fiscal year ended December 31, 2019 during the period in which they served on the committee.

Corporate Governance and Nominating Committee

The Corporate Governance and Nominating Committee assists the Board in fulfilling its responsibilities regarding the oversight of the composition of the Board and other corporate governance matters.

The Corporate Governance and Nominating Committee consists of Messrs., Zeifman, and Duffy. The Corporate Governance and Nominating Committee is governed by a charter. During the fiscal year ended December 31, 2019, the Corporate Governance and Nominating Committee held 3 meetings. All incumbent directors serving on the Corporate Governance and Nominating Committee attended, either in person or via telephone, at least 75% of all meetings of the Corporate Governance and Nominating Committee that were held in the fiscal year ended December 31, 2019 during the period in which they served on the committee.

Compensation Committee

The Compensation Committee was created to assist the Board of Directors in the discharge of its responsibilities with respect to the compensation of our directors and officers.

The Compensation Committee is governed by a charter. The Compensation Committee reviews and recommends to the Board of Directors the corporate goals and objectives relevant to the compensation of, among others, the Chairman of the Board and Chief Executive Officer, evaluates such officers' performance in light of those goals and objectives, and recommend to the Board of Directors such officers' compensation level based on this evaluation. When it deems necessary, the Compensation Committee consults with executive officers to determine the amount of and the form of executive and director compensation. The Compensation Committee has full authority to hire independent compensation consultants and other professionals to assist in the design, formulation, analysis and implementation of compensation programs for our executive officers. The Compensation Committee did not engage compensation consultants during the fiscal year ended December 31, 2019.

The Compensation Committee consists of Messrs. Ramoutar and Calla with Mr. Ramoutar serving as Chairman. During the fiscal year ended December 31, 2019, the Compensation Committee held 8 meeting(s). All incumbent directors serving on the Compensation Committee attended, either in person or via telephone, at least 75% of all meetings of the Compensation Committee that were held in the fiscal year ended December 31, 2019 during the period in which they served on the committee.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

SusGlobal Energy Corp.'s compensation philosophy is to structure compensation awards to members of our executive management that directly align their personal interests with those of our shareholders. Our executive compensation program is intended to attract, motivate, reward and retain the management talent required to achieve our corporate objectives and increase shareholder value, while at the same time making the most efficient use of shareholder resources. This compensation philosophy puts a strong emphasis on pay for performance, and uses equity awards as a significant component in order to correlate the long-term growth of shareholder value with management's most significant compensation opportunities.

The three primary components of total direct compensation for our senior executives are:

•	base salary;
•	annual cash incentive bonus opportunity; and
•	restricted stock units

The relative weighting of the three components of compensation is designed to strongly reward long-term performance, by heavily emphasizing the proportion of long-term equity compensation.

Summary Compensation Table

The following table shows the cash and non-cash compensation for each of the last two fiscal years awarded to or earned by individuals who served as our Executive Chairman, Chief Executive Officer or Chief Financial Officer during fiscal year ended December 31, 2019:

Executive Compensation
Name and Principal position(s)	Year Ended December 31,	Salary ($)	Bonus ($)	Option Awards ($)	All Other Comp ($) (a)	Totals ($)
Marc M. Hazout
Executive Chairman, President and Chief Executive Officer	2019	135,666	-		1,000,000	1,135,666
	2018	138,978	-		2,000,000	2,138,978

Gerald Hamaliuk
Former Chief Executive Officer (b)	2019	101,750	-		330,000	431,750
	2018	138,978	-		330,000	468,978

					-

Ike Makrimichalos
Chief Financial Officer	2019	54,266	-	-	-	54,266
	2018	50,959	-	-	-	50,959

(a) - All Other Compensation-The other compensation consists of a stock award in the form of restricted stock units ("RSUs"). The grant date fair value of the RSUs was computed in accordance with ASC Topic 718, Compensation-Stock Compensation.

(b) Gerald Hamaliuk resigned from his position as Chief Executive Officer on September 25, 2019.

            The 3,000,000 RSUs for the Executive Chairman, President and CEO (the "President"), were granted on May 17, 2018 by the Board of Directors, determined to be valued at $3,000,000 based on private placement pricing at the time. On May 29, 2018, 1,000,000 of the President's RSUs vested and were exchanged into 1,000,000 shares of common stock. On each of January 8, 2019 and January 10, 2020, 1,000,000 of the President's RSUs were exchanged into 1,000,000 common stock of the Company. Based on private placement pricing at the time, the common stock issued to the President on each exchange of the RSUs, was determined to be valued at $1,000,000.

Option Exercises and Stock Vested

The following table summarizes information with respect to stock option awards exercised and restricted stock and restricted stock unit awards vested during fiscal 2019 for each of the executive officers named in the Summary Compensation Table.

Option Exercises and Stock Vested

	Option Awards		Stock Awards
	Number of Shares		Number of Shares
	Acquired on	Value Realized on	Acquired on	Value Realized on
	Exercise	Exercise	Vesting	Vesting
Name	(#)	($) USD	(#)	($)
Ike Makrimichalos	Nil	Nil	Nil	Nil
Gerald Hamaliuk	Nil	Nil	1,000,000	330,000
Marc M. Hazout	Nil	Nil	1,000,000	1,000,000

Long Term Incentive Plan (LTIP) Awards

The Corporation does not have any long-term incentive plans pursuant to which cash or non-cash compensation intended to serve as an incentive for performance (whereby performance is measured by reference to financial performance or the price of the Corporation's securities) was paid or distributed to any Named Executive Officers during the financial year ended December 31, 2019.

Option and Stock Appreciation Rights (SARs)

The Corporation currently does not have in place a stock option plan (the "Stock Option Plan") for the purpose of attracting and motivating directors, officers, employees and consultants of the Corporation. As of the record date of September 30, 2020 the Corporation has no options or warrants issued and outstanding.

Director Compensation

Name	Fees earned or paid in cash ($)	Stock| awards ($)	Option awards ($)	Non-equity incentive plan compensation ($)	Nonqualified deferred compensation earnings ($)	All other compensation ($)	Total ($)

Marc Hazout	-	-	-	-	-	-	-

Vincent Ramoutar (i)	-	730 (ii)	-	-	-	-	730

Laurence Zeifman (iii)	3,015 (4,000 CAD) (iii)	730 (ii)	-	-	-	-	3,745
Ryan Duffy (iv)	-	730 (ii)	-	-	-	-	730
Andrea Calla (v)	-	730 (ii)	-	-	-	-	730

(i) The stock award is in the name of 1370383 Ontario Ltd., a company controlled by the director.

(ii) The stock award was unpaid at December 31, 2019 and the date of this Schedule 14A.

(iii) The stock award and the fee for services as Chairman of the audit committee, are in the name of Zeifmans LLP, for whom the director is a partner.

(iv) The stock award is in the name of Blackstone Energy Services Inc., the director's employer.

(v) The stock award is in the name of the Calla Group, a company for whom the director is the president and chief executive officer.

            We have adopted a code of ethics that applies to our Chief Executive Officer, President, and Chief Financial Officer, as well as other officers, directors and employees of the Company. The code of ethics, entitled "Code of Conduct," is posted on our website at www.susglobalenergy.com under the section "Corporate Governance" within the "Investor Relations" tab.

Defined Benefit or Actuarial Plan

The Corporation does not have a defined benefit or actuarial plan.

The Audit Committee Charter and Compensation Committee Charter are available on our Company website at www.susglobalenergy.com.

AUDIT COMMITTEE REPORT

The following Report of the Audit Committee (the "Audit Report") does not constitute soliciting material and should not be deemed filed or incorporated by reference into any other filing we make under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that we specifically incorporate this Audit Report by reference therein.

Role of the Audit Committee

The Audit Committee was established by the Board of Directors in accordance with Section 3(a)(58)(A) of Exchange Act to oversee the Company's corporate accounting and financial reporting processes and audits of its financial statements. We have established an Audit Committee Charter that deals with the establishment of the Audit Committee and sets out its duties and responsibilities. The Audit Committee reviews and reassesses the adequacy of the Audit Committee Charter on an annual basis.

The Audit Committee has implemented procedures to ensure that during the course of each fiscal year it devotes the attention that it deems necessary or appropriate to each of the matters assigned to it under the Audit Committee's charter.

With respect to our independent auditors, the Audit Committee, among other things, discussed with MNP, LLP matters relating to its independence, including the disclosures made to the Audit Committee as required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees).

This report has been furnished by the Audit Committee of the Board of Directors.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Review of Related Person Transactions

SusGlobal Energy Corp. has written procedures for reviewing transactions between SusGlobal Energy Corp. and its directors and executive officers, their immediate family members and entities with which they have a position or relationship. These procedures are intended to determine whether any such related person transaction impairs the independence of a director or presents a conflict of interest on the part of a director or executive officer.

Related Party Transactions

During the year ended December 31, 2019, the Company incurred $135,666 ($180,000 CAD) (2018-$138,978; $180,000 CAD) in management fees expense with Travellers International Inc. ("Travellers"), an Ontario company controlled by Marc Hazout, a director, chairman and president of the Company (the "President"); $101,750 ($135,000 CAD) (2018-$138,978; $180,000 CAD) in management fees expense with Landfill Gas Canada Ltd. ("LFGC"), an Ontario company controlled by Gerald Hamaliuk, a former director and chief executive officer of the Company (the "Former CEO"); $54,266 ($72,000 CAD) (2018-$50,959; $66,000 CAD) in management fees expense with the Company's chief financial officer (the "CFO"); and $nil ($nil CAD) (2018-$9,265; $12,000 CAD) in management fees expense with the Company's vice-president of corporate development (the "VPCD"). As at December 31, 2019, unpaid remuneration and unpaid expenses in the amount of $324,303 ($421,227 CAD) (2018-$48,691; $66,426 CAD) is included in accounts payable and $12,318 ($16,000 CAD) (2018-$184,714; $251,997 CAD) is included in accrued liabilities.

On September 25, 2019, the Former CEO resigned from the Board and ceased providing his services as CEO.

In addition, during the year, the Company incurred interest expense of $4,504 ($5,975 CAD) (2018-$14,094; $18,254 CAD) on the outstanding loans from Travellers and $3,717 ($4,932 CAD) (2018-$4,772; $6,510 CAD) on the outstanding loans from the directors. As at December 31, 2019, interest of $nil ($nil CAD) (December 31, 2018-$17,882; $24,395 CAD) on these loans is included in accrued liabilities.

During the year, the Company incurred $67,568 ($89,649 CAD) (2018-$66,068; $85,569 CAD) in rent paid under a rental agreement to Haute Inc. ("Haute"), an Ontario company controlled by the President.

During the year, the Company sold $nil ($nil CAD) (2018-$15,515; $20,095 CAD) of compost product to LFGC.

For those independent directors providing their services throughout the year, the Company accrued directors' compensation totaling $3,650, based on the subsequent issuance of 20,000 common stock of the Company to each of the five directors, that are expected to be issued subsequent to December 31, 2019. This compensation was priced based on the trading price of the shares at the close of business on December 31, 2019 and will be recorded when issued based on the trading price of the shares immediately before issuance. Also included in directors' compensation are the audit committee chairman's fees, in the amount of $3,015 ($4,000 CAD) (2018-$3,088; $4,000 CAD). During the year, the Company issued 20,000 shares of common stock to each of those four directors who provided services in the prior year, in the amount of $39,200 based on the trading price of the shares on the day prior to issuance. These services were accrued in the prior year based on the trading price of the shares at the close of business on December 31, 2018, in total $52,000. As at December 31, 2019, outstanding directors' compensation of $3,480 ($4,520 CAD) (2018-$nil; $nil CAD) is included in accounts payable and $3,650 (2018-$52,000) is included in accrued liabilities.

Furthermore, the Company granted the Former CEO 3,000,000 restricted stock units ("RSU"), under a consulting agreement effective January 1, 2017, determined to be valued at $990,000 based on private placement pricing at the time. On each of February 25, 2018 and April 2, 2019, 1,000,000 RSUs were exchanged into 1,000,000 common stock of the Company. The RSUs for the remaining installment which were expected to vest on January 1, 2020, subject to meeting certain performance objectives, have been forfeited by the Former CEO on his resignation in September 2019. On May 17, 2018, at a meeting of the board of directors (the "Board"), approved an amendment to the President's consulting agreement, to include the granting of 3,000,000 RSUs to the President, determined to be valued at $3,000,000, based on private placement pricing at the time, on the same terms and conditions as those granted to the Former CEO. Immediately thereafter, 1,000,000 of the President's RSUs were exchanged into 1,000,000 common stock of the Company. On January 8, 2019, 1,000,000 of the President's RSUs were exchanged into 1,000,000 common stock of the Company. Based on private placement pricing at the time, the common stock issued to the President on each exchange of the RSUs, was determined to be valued at $1,000,000. The RSUs for the remaining installment vested on January 1, 2020, after having met certain performance objectives, were issued on January 10, 2020. For the year ended December 31, 2019, the Company recognized management compensation expense of $1,000,000 to the President (2018-$2,330,000 to the President and Former CEO).

On March 25, 2020, Travellers provided a loan to the Company in the amount of $17,480 ($25,000 CAD). The loan bears interest at the rate of 12% per annum, is unsecured and due on demand. Similarly, earlier, on March 9, 2020, Travellers provided a loan to the Company in the amount of $55,155 ($75,000), on the same terms and conditions as the loan on March 25, 2020. The loans were used to settle certain accounts payable outstanding at year-end. There is no written agreement evidencing these loans. The exchange rates used are based on the Bank of Canada closing rates on the respective dates.

On April 11, 2018, three directors each loaned the Company $18,878 ($25,000 CAD) for working capital purposes (the "Director Loans"). The Director Loans bear interest at the rate of 12% per annum, were due on demand and unsecured. There are no written agreements evidencing the Director Loans. During the year ended December 31, 2019 $3,717 ($4,932 CAD) (2018-$5,026; $6,510 CAD) of interest was charged on the Director Loans. As at December 31, 2019, $nil ($nil CAD) (December 31, 2018-$4,772; $6,510 CAD) in interest is included in accrued liabilities. As at December 31, 2019, $nil ($nil CAD) (December 31, 2018-$54,975; $75,000 CAD) remains outstanding. The Director Loans were repaid in full on July 19, 2019 with accrued interest.

On April 3, 2018, a new loan was provided by Travellers, in the amount of $151,020 ($200,000 CAD) (the "Travellers Loan"). A portion of the funds, $114,117 ($151,128 CAD), was used to pay two overdue monthly principal and interest instalments on the Company's PACE Corporate Term Loan. This new loan was due on demand, unsecured and bears interest at the rate of 12% per annum. There is no written agreement evidencing the Travellers Loan. During the year ended December 31, 2019, $4,503 ($5,975 CAD) (2018-$14,094; $18,254 CAD) in interest was charged on the Travellers Loan and other loans repaid to Travellers during the year. As at December 31, 2019, $nil ($nil CAD) (December 31, 2018-$13,110; $17,885 CAD) in interest was included in accrued liabilities. This new Travellers Loan was repaid in full on June 24, 2019, with accrued interest.

A renewed consulting agreement came into effect on January 1, 2020 for a period of twelve months, for the President, who also assumed the role of CEO of the Company. The monthly fee is unchanged at $11,549 ($15,000 CAD). In addition, a renewed consulting agreement also came into effect on January 1, 2020 for a period of twelve months, for the CFO. The monthly fee is $6,159 ($8,000 CAD).

Indebtedness of Management

Throughout the fiscal year and at fiscal year-end, management was not indebted to the Company or any of its subsidiaries.

PROPOSAL 2

RATIFICATION OF SELECTION OF AUDITOR

The Audit Committee of the Board of Directors is directly responsible for the appointment, retention, compensation and oversight of the work of our independent certified public accounting firm. In making its determination regarding whether to appoint or retain a particular independent certified public accounting firm, the Audit Committee takes into account the views of management.

The Audit Committee has appointed MNP, LLP ("MNP"), an independent member of Praxity, as our independent certified public accounting firm for the fiscal year ending December 31, 2020. MNP acted in such capacity since its appointment in July 2020. The Audit Committee has considered whether MNP's provision of services other than audit services are compatible with maintaining independence as our independent certified public accounting firm and determined that such services are compatible. MNP has no interest, financial or otherwise, in our Company.

Although ratification by stockholders is not a prerequisite to the ability of the Audit Committee to appoint MNP as our independent certified public accounting firm, our Audit Committee has recommended that our Board of Directors solicit the vote of our stockholders to ratify the appointment of MNP. Accordingly, stockholders are being requested to ratify the appointment of MNP as our independent certified public accounting firm for the fiscal year ending December 31, 2020. If the stockholders do not ratify the appointment of MNP, the appointment of the independent certified public accounting firm will be reconsidered by the Audit Committee. If the appointment of MNP is ratified, the Audit Committee will continue to conduct an ongoing review of MNP's scope of engagement, pricing and work quality, among other factors.

We do not currently expect a representative of MNP to attend the Annual Meeting, however, it is anticipated that an MNP representative will be available to participate in the Meeting via telephone or video conference with the opportunity to make a statement if the representative wishes to do so, and in order to respond to appropriate questions.

Audit and Non-Audit Fees

Our Audit Committee pre-approved all audit and non-audit services provided to us during the periods listed below. The Audit Committee has not, however, adopted any specific policies and procedures for the engagement of non-audit services. The Audit Committee approves discrete projects on a case-by-case basis that may have a material effect on our operations and also considers whether proposed services are compatible with the independence of the public accountants.

Aggregate fees for professional services rendered to us by MNP for the second quarter are as follows:

Second Quarter
2020
Audit Fees (1)	$25,000
Audit-Related Fees (2)	$17,500
Tax	-
Total*	$42,500

* All Amounts are in Canadian Dollars

(1)	Audit Fees consisted of audit work on annual financial statements.

(2)	Audit-related Fees consisted principally of reviews of quarterly financial statements and reviews of registration statements.

At the Meeting a vote will be taken on a proposal to ratify the appointment of MNP as our independent certified public accountants for the fiscal year ending December 31, 2020.

Recommendation of the Board

THE BOARD OF DIRECTORS RECOMMENDS THAT YOU VOTE FOR RATIFICATION OF THE SELECTION OF MNP, LLP AS THE INDEPENDENT AUDITOR OF SUSGLOBAL ENERGY CORP.

FORM 10-K

A copy of our Annual Report on Form 10-K, including financial statements for the fiscal year ended December 31, 2019, is on file with the SEC at www.sec.gov. Additional copies of our Annual Report on Form 10-K, are available to any shareholder who submits a request in writing to SusGlobal Energy Corp. Copies of any exhibits to the Form 10-K are also available upon written request and payment of a fee covering our reasonable expenses in furnishing the exhibits.

"HOUSEHOLDING" OF PROXY MATERIALS

The Securities and Exchange Commission has adopted rules that permit companies and intermediaries such as brokers to satisfy delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement or annual report, as applicable, addressed to those shareholders. This process, which is commonly referred to as "householding," potentially provides extra convenience for shareholders and cost savings for companies. Although we do not household for our registered shareholders, some brokers household SusGlobal Energy Corp. proxy materials and annual reports, delivering a single proxy statement and annual report to multiple shareholders sharing an address unless contrary instructions have been received from the affected shareholders. Once you have received notice from your broker that they will be householding materials to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement or annual report, or if you are receiving multiple copies of either document and wish to receive only one, please notify your broker. We will deliver promptly upon written or oral request a separate copy of our annual report and/or proxy statement to a shareholder at a shared address to which a single copy of either document was delivered. For copies of either or both documents, shareholders should write to SusGlobal Energy Corp., 200 Davenport Road, Toronto, Ontario, Canada, M5R 1J2, or call (416) 223-8500.

OTHER MATTERS

We do not know of any other matters that may be presented for consideration at the annual meeting. If any other business does properly come before the annual meeting, the persons named as proxies on the enclosed proxy card will vote as they deem in the best interests of SusGlobal Energy Corp.

Marc M. Hazout
Executive Chairman, President and CEO
Dated: October 7, 2020

LOCATION OF SUSGLOBAL ENERGY CORP. ANNUAL MEETING OF SHAREHOLDERS

Virtual platform

URL: https://www.issuerdirect.com/virtual-event/snrg

Beneficial owners of common stock held in street name by a broker or bank will need proof of ownership to be admitted to the meeting. A recent brokerage statement, a letter from your broker or bank are examples of proof of ownership.

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting of Shareholders to be held on November 26, 2020:

Our proxy statement and Annual Report are available at www.susglobalenergy.com.

SusGlobal Energy Corp.

200 Davenport Road Toronto, Canada M5R 1J2
Telephone: 416.223.8500
Facsimile: 416.223.8507

SUSGLOBAL ENERGY CORP.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

CONTROL ID:
REQUEST ID:

The undersigned having received the Notice of Annual Meeting of Shareholders and proxy statement, revoking any proxy previously given, hereby appoint(s) Marc M. Hazout and Ike Makrimichalos, and either of them, as proxies to vote as directed all shares the undersigned is (are) entitled to vote at the SusGlobal Energy Corp. 2020 Annual Meeting of Shareholders and authorize(s) each to vote in his discretion upon other business as may properly come before the meeting or any adjournment or postponement thereof.

(CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)

VOTING INSTRUCTIONS

If you vote by phone, fax or internet, please DO NOT mail your proxy card.

	MAIL:	Please mark, sign, date, and return this Proxy Card promptly using the enclosed envelope.
	FAX:	Complete the reverse portion of this Proxy Card and Fax to **202-521-3464.**
	INTERNET:	https://www.iproxydirect.com/SNRG
	PHONE:	1-866-752-VOTE(8683)

↓ **Please ensure you fold then detach and retain this portion of this Proxy** ↓

ANNUAL MEETING OF THE SHAREHOLDERS OF
SUSGLOBAL ENERGY CORP.

PLEASE COMPLETE, DATE, SIGN AND RETURN PROMPTLY IN THE ENCLOSED ENVELOPE.
PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE: ☒

PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

Proposal 1	→	FOR	AGAINST	ABSTAIN	
Election of Directors:					CONTROL ID:
Marc Hazout		☐	☐	☐	REQUEST ID:
Ryan Duffy		☐	☐	☐	
Vincent Ramoutar		☐	☐	☐	
Laurence Zeifman		☐	☐	☐	
Andrea Calla		☐	☐	☐	
Proposal 2	→	**FOR**	**AGAINST**	**ABSTAIN**	
To ratify the appointment MNP, LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.		☐	☐	☐	
Proposal 3	→	**FOR**	**AGAINST**	**ABSTAIN**	
To vote upon any other business that properly may come before the annual meeting or any postponements or adjournment.		☐	☐	☐	

MARK "X" HERE IF YOU PLAN TO ATTEND THE MEETING: ☐

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

If this signed proxy card contains no specific voting instructions, these shares will be voted "FOR" all nominees for director, "FOR" proposal 2, and in the discretion of the named proxies on all other matters.

Dated: ______________________, 2020

MARK HERE FOR ADDRESS CHANGE ☐ New Address (if applicable):

____

____

____

____
(Print Name of Shareholder and/or Joint Tenant)

____
(Signature of Shareholder)

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(Second Signature if held jointly)